UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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MoA Funds

MoA International Fund

Conference Room, 16th Floor, 320 Park Avenue, New York, New York 10022

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

to be held on March 12, 2024

Notice is hereby given that MoA Funds (the “Investment Company”) will hold a special meeting of shareholders (“Meeting”) of the MoA International Fund (the “Fund”), a series of the Investment Company, on March 12, 2024 in the Conference Room, 16th Floor, 320 Park Avenue, New York, New York, 10022, at 10:30 a.m. Eastern Standard Time, with respect to a proposal to amend the Fund’s Investment Advisory Agreement to increase the advisory fee for the Fund and to transact any other business that may properly come before the Meeting or any adjournment(s) thereof.

The enclosed Proxy Statement provides additional information about the proposal and the Meeting. Shareholders of the Fund as of the close of business on December 15, 2023, including owners of variable policies and contracts with an account balance attributable to shares of the International Fund as of the close of business on December 15, 2023, are entitled to vote at or provide voting instructions for the Meeting and any adjournment(s) thereof. Each share of the Fund is entitled to one vote, and a proportionate fractional vote for each fractional share held, with respect to the proposal. Whether or not you plan to attend the Meeting in person, please vote your shares. To vote by mail, please complete, date and sign the enclosed proxy card or voting instruction card and return it in the self-addressed, postage-paid envelope. You may also vote by telephone or internet, in accordance with the instructions on the proxy card(s) or voting instruction card(s). Unless you plan to vote in person at the Meeting, your vote must be received by 5:00 p.m. on March 11, 2024, the business day prior to the Meeting, in order to be counted. Proxies may be revoked before they are exercised by submitting, so that it is received prior to 5:00 p.m. on March 11, 2024, a written notice of revocation or subsequently executed proxy or voting instruction card or by attending the Meeting and voting in person.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournment(s) thereof. If the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies.

PLEASE RESPOND—WE ASK THAT YOU VOTE PROMPTLY IN ORDER

TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

YOUR VOTE IS IMPORTANT.

By Order of the Board of Directors

Amy Latkin, Secretary

January 22, 2024

New York, New York

MoA Funds

MoA International Fund

MEETING OF SHAREHOLDERS

to be held on March 12, 2024, 10:30 a.m. Eastern Standard Time

Conference Room, 16th Floor, 320 Park Avenue, New York, New York 10022

PROXY STATEMENT

(mailed on or about February 12, 2024)

This document is a proxy statement (the “Proxy Statement”). This Proxy Statement and enclosed proxy card are being furnished to direct shareholders of the MoA International Fund (the “Fund”) and this Proxy Statement and a voting instruction card are being furnished to owners of variable policies and contracts who have account balances allocated to the Fund, in connection with a proposal to amend the Fund’s Investment Advisory Agreement to increase the advisory fee for the Fund. Under the proposed amendment to the Investment Advisory Agreement (the “Amendment”), the Fund’s advisory fee would increase from the annual rate of 0.075% to the rate 0.40% of the Fund’s net assets. Mutual of America Capital Management LLC (the “Adviser”), the investment adviser to the Fund, has contractually agreed to waive 0.15% of such fee for the first two years following the adoption of the Amendment. No other amendments are proposed to the Investment Advisory Agreement. This Proxy Statement sets forth concisely the information that direct shareholders and variable contract owners should know in order to evaluate the proposal.

The Amendment is intended to reflect the increased level of services performed by the Adviser following the Fund’s change in principal investment strategies in January 2022. Prior to January 2022, the Fund was a fund-of-funds investing primarily in exchange traded funds (“ETFs”) and other registered investment companies that tracked the Morgan Stanley Capital International, Inc. Europe, Australasia, and Far East Index (the “MSCI EAFE Index”) and the Adviser’s portfolio management services focused on the selection of broad-based foreign equity ETFs managed by third parties. Because the Fund was then incurring the fees incurred by the ETFs and other underlying funds (“Underlying Fees and Expenses”) in which the Fund then invested, the Fund assessed a lower advisory fee reflecting the more limited services the Adviser then provided.

Effective January 2022, the Fund’s principal investment strategies were amended and the Fund began to invest principally and directly in stocks of companies in developed market countries represented in the MSCI EAFE Index. The Amendment is designed to align the rate of the Fund’s advisory fee with the additional portfolio management services that the Fund now requires and that the Adviser is now performing, including the selection of individual stocks and the related research required to select those stocks. Additionally, since January 2022, the Fund has incurred significantly less Underlying Fees and Expenses because the Fund is investing substantially less in other ETFs and underlying funds. For example, the Fund incurred Underlying Fees and Expenses equal to 0.22% of the Fund’s assets for the fiscal year ended December 31, 2020, but only 0.01% of such expenses were incurred for the fiscal year ended December 31, 2022.

At a Board meeting held on November 9, 2023, the Board approved and recommended that Fund shareholders approve the Amendment. The Board fixed December 15, 2023 as the record date for determination of shareholders entitled to notice of and to vote at the Meeting (the “Record Date”). You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) or provide voting instructions if you held shares of the Fund or had an account balance attributable to any shares of the Fund at the close of business on the Record Date.

Shares of the Fund are both offered directly to the public and are sold to insurance companies and their separate accounts as the underlying investment vehicle for owners of variable contracts. As of December 15, 2023, the record date for the Meeting, Mutual of America Life Insurance Company (“Mutual of America” or the “Insurance Company”), on behalf of its separate accounts registered under the Investment Company Act of 1940, as amended (the “1940 Act”), unregistered separate accounts, and related subaccounts is the legal owner of 5.6% of the shares of the Fund.

Other registered investment companies advised by the Adviser are the legal owner of approximately 93.1% of the shares of the Fund. The Insurance Company shall vote all shares of the Fund with respect to the proposal (for, against or abstain from voting) in the same proportion as the timely instructions received from owners of its variable contracts with account balances allocated on the record date to a separate account investing in shares of the Fund. Accordingly, the Insurance Companies are furnishing this Proxy Statement to variable contract owners in connection with the solicitation of voting instructions from contract owners regarding the proposal to increase the advisory fee for the Fund. This Proxy Statement is also furnished to direct shareholders to solicit votes regarding the proposal to increase the advisory fee for the Fund. If a fund that is a series of the Investment Company (a “top-tier fund”) invests in the Fund, the Adviser on behalf of the top-tier fund intends to vote any proxies entitled to be voted by a top-tier fund consistent with the recommendation of the Directors of the Fund or at the direction of the board of directors of the top-tier fund. Accordingly, a top-tier fund does not intend to vote the shares of the Fund that it holds in the same proportion as all other voting shareholders of the Fund (known as “echo voting”) or to “pass-through” proxy voting to the top-tier fund’s shareholders unless otherwise required to do so by applicable law or regulations.

Please provide us with your proxy or voting instructions on the proposal described in this Proxy Statement. You should read this Proxy Statement in its entirety to help you decide how to vote on the proposal. To vote by mail, please complete, date and sign the enclosed proxy or voting instructions card and return it in the self-addressed, postage-paid envelope. You may also vote or provide instructions by telephone or internet, in accordance with the instructions on the enclosed proxy or voting instruction card(s). Unless you plan to vote in person at the Meeting, your vote must be received by 5:00 p.m. on March 11, 2024 in order to be counted. Proxies or voting instructions may be revoked before they are exercised by submitting, so that it is received prior to 5:00 p.m. on March 11, 2024, a written notice of revocation or subsequently executed proxy card or voting instructions or by attending the Meeting and voting in person.

The persons named on the proxy cards will vote in their discretion on any other business that may properly come before the Meeting or any adjournment(s) thereof. If the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies.

This Proxy Statement should be kept for future reference. If you would like to receive an additional copy of the prospectus, the statement of additional information or the most recent annual or semi-annual report free of charge, please contact the Investment Company by writing to the Investment Company at the address noted above or by calling, toll-free, 800-914-8716. The prospectus, statement of additional information and annual report are also available online at moafunds.com.

The Board of Directors of the Investment Company recommends that shareholders vote “FOR” the proposal.

PROPOSAL:

APPROVE AN AMENDMENT TO THE FUND’S INVESMENT ADVISORY AGREEMENT TO INCREASE THE ADVISORY FEE FOR THE MOA INTERNATIONAL FUND

The purpose of this proposal is to amend the Fund’s Investment Advisory Agreement to align the Fund’s investment advisory fee with the wider range of services provided by the Adviser under the Investment Advisory Agreement. If approved, the Fund’s advisory fee will increase to the annual rate of 0.40% of the Fund’s net assets from 0.075% of the Fund’s net assets and a contractual waiver of 0.15% will be in place for the first two years following the adoption of the amendment to the Investment Advisory Agreement.

Prior to January 2022, the portfolio management services provided by the Adviser, Mutual of America Capital Management LLC, for the Fund was principally limited to the selection of broad-based foreign equity ETFs managed by third parties. Effective as of January 2022, the Fund’s principal investment strategies were amended and the Fund began to invest principally and directly in stocks of companies represented in the Morgan Stanley Capital International, Inc. Europe, Australasia, and Far East Index (the “MSCI EAFE Index”). With this new investment strategy, the Adviser began to provide a wider range of portfolio management services, including the selection of individual stocks and related investment analysis and research. That wider range of services requires additional focus, research, and resources from the team at the Adviser.

The proposal would amend the Fund’s investment advisory fee to better align it with the greater level of investment advisory services the Adviser now provides. If approved, the proposal will increase the Fund’s investment advisory fee to the annual rate of 0.40% of the Fund’s net assets from 0.075% of the Fund’s net assets, and the Adviser will establish a contractual waiver of 0.15% of that fee for the first two years following the adoption of the amendment to the Investment Advisory Agreement. As discussed below, the resulting advisory fee would continue to be significantly below the median of the group of peer funds reviewed by the Fund’s Board of Trustees in considering this proposal. In addition, the proposed change to the investment advisory fee is in line with the lower costs incurred indirectly by the Fund because the Fund no longer principally invests in other investment companies and, as a result, incurs significantly lower indirect costs, as shown in the tables below. See, for example, the “Acquired Fund Fees and Expenses” line item below.

The table below describes the fees and expenses you may pay if you buy, hold and sell Fund shares. The amounts shown for 2024, 2025 and 2026 assume “Other Expenses” and “Acquired Fund Fees and Expenses” remain the same as they were for the fiscal year ended December 31, 2022. Actual expenses incurred, including for 2024, 2025 and 2026 may vary from those shown. For investments through an insurance company separate account, note that the expenses shown do not include separate account expenses of variable contract expenses which would increase costs if they were included in the table below.

MoA International Fund

Prospectus Fee Table as of May 1 of each year shown (and Projected)

	2019	2020	2021	2022[1]	2023	Projected 2024	Projected 2025	Projected 2026
Shareholder Fees (fees paid directly from your investment)	NA	NA	NA	NA	NA	NA	NA	NA
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.08%	0.08%	0.08%	0.08%	0.08%	0.40%	0.40%	0.40%
Other Expenses	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%
Acquired Fund Fees and Expenses	0.22%	0.22%	0.22%	0.01%[1]	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.35%	0.35%	0.35%	0.14%	0.14%	0.46%	0.46%	0.46%
Fee Waiver and/or Expense Reimbursement	N/A	N/A	N/A	N/A	N/A	-0.15%[2]	-0.15%[2]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.35%	0.35%	0.35%	0.14%	0.14%	0.31%	0.31%	0.46%

Notes

1. Beginning January 2022, the Fund primarily invests directly in stocks instead of ETFs.

2. The Adviser will agree to waive 0.15% of the 0.40% management fee if the proposal is approved by shareholders. This contractual obligation may not be terminated before April 30, 2026.

The Board recommends that you vote “for” the proposal.

OTHER INFORMATION RELATING TO THE PROPOSAL

Current advisory agreement. The Investment Advisory Agreement for the Fund is dated April 29, 1994. It has not previously been submitted to a vote by shareholders since the Fund commenced a public offering of its shares. As compensation for its services to the Fund, the Fund currently pays the Adviser a fee at the annual rate of 0.075% of the Fund’s net assets. In 2022, the Fund paid $852,735 to the Adviser in investment advisory fees.

Comparison of advisory fee rates under current and proposed amended advisory agreements. The table below shows what the advisory fees for the Fund were under its current agreement for the fiscal year ended December 31, 2022, and what the advisory fees for the Fund would have been for that same year had the proposed amendment to the Investment Advisory Agreement been in effect for that year. Advisory fee figures for the Fund’s most recent fiscal year had its proposed amended agreement been in effect do not assume that the waiver is in effect. Advisory fee rates are expressed in dollars and as a percentage of the Fund’s average net assets for the fiscal year ended December 31, 2022.

	Current Fees		Pro Forma[1] Proposed Fees		Difference in Fees
	$	%	$	%	$	%
Advisory Fee	852,735	0.075	4,548,751	0.40	+3,696,016	0.325

Notes

1. Pro Forma Proposed Fees do not reflect contractual fee waiver, which would be in effect for two years following adoption of the Amendment

Current and pro forma fees example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds under the current advisory agreement and under the proposed amended advisory agreement. The Example assumes: (a) that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods, (b) a 5% return each year and (c) operating expenses remain the same. For investments through an insurance company separate account, note that the expenses shown do not include separate account expenses or variable contract expenses, which would increase costs if included. Although your actual costs may be higher or lower, your cost based on these assumptions would be:

	1 Year	3 Years	5 Years	10 Years
Actual Expenses Under Current Advisory Agreement	$14	$45	$79	$180
Pro Forma Expenses Based on Proposed Amended Advisory Agreement	$32	$117	$229	$561

Other similar Funds advised by the Adviser. The Adviser does not currently provide investment advisory services to any other account using principal investment strategies similar to those of the Fund’s principal investment strategies.

Non-approval of the proposal. In the event that shareholders do not approve the proposal, the Investment Company’s Board of Directors may consider a number of other options for the Fund, including closing the Fund to new and additional investors, pursuing alternative investment strategies, or pursuing an alternative fee structure for the Fund and/or other structural changes to the Fund. Some of these options may require shareholder approval.

DIRECTOR CONSIDERATIONS

At their meeting on November 9, 2023, the Board of Directors, including by separate vote of the Independent Directors, approved the Amendment to the Fund’s advisory agreement with the Adviser that, if approved by shareholders of the Fund, would increase the rate of the Fund’s advisory fee from 0.075% of to the annual rate of 0.40% of the Fund’s net assets.

In considering whether to approve the Amendment, the Directors took into account a wide variety of information, including all of the information that they had been provided in connection with their most recent consideration of the renewal of the Fund’s Investment Advisory Agreement. A summary of the Directors’ considerations and the conclusions drawn when the Directors most recently determined to renew the Fund’s Investment Advisory Agreement was included in the Fund’s semiannual report for the period ended June 30, 2023, and the information considered at that time and the conclusions then drawn helped to inform the Directors’ evaluation of the Amendment.

In their evaluation of the Amendment, the Directors also considered, among other things, the following information and factors:

•

that the Fund had operated principally as fund-of-funds until January 2022, when the Fund’s principal investment strategies were amended and the Fund began to invest directly in the equity securities of developed market issuers;

•

That the Fund’s existing investment advisory fee was set at a level that was consistent with the Fund operating as a fund-of funds and that the fee was significantly below the median of the investment advisory fee of the peer group of funds with substantially similar principal investment policies and that was presented to them;

•

Information provided by the Adviser regarding the additional portfolio management services and resources required to provide an investment program to the Fund at a time when it is investing principally and directly in developed market equity securities rather than operating principally as a fund-of-funds;

•

Information provided by the Adviser reflecting that the Fund’s advisory fee and total net expense ratio, if amended as proposed, would continue to be substantially below the median of the advisory fees and total net expense ratios of the group of peer funds with substantially similar principal investment strategies that was presented to them;

•

The likely effect on the Adviser’s profitability of the proposed fee change, and the substantial unlikelihood that the Adviser’s profitability would become excessive, or that the fee would require breakpoints to ensure appropriate sharing of economies of scale, prior to the time when the Board would next be asked to consider the renewal of the Fund’s Investment Advisory Agreement;

•

Information regarding the fees and expenses that the Fund incurred indirectly when it invested principally in ETFs and other registered investment companies and the decrease in those fees and expenses that the Fund experienced when the Fund began to invest directly in developed market equity securities beginning in January of 2022;

•	The Adviser’s undertaking to waive of 0.15% of its fee for the first two years following the effective date of the Amendment;

•	The nature, extent, and quality of the services the Adviser has historically provided to the Fund;

•

The Fund’s historical performance record, including since the Fund began to invest directly in equity securities of developed market issuers, and that the Adviser did not expect any changes in the nature, extent or quality of the services it provided under the Investment Advisory Agreement; and

•	The Adviser’s conflict of interest in respect of the proposed amendment to the Investment Advisory Agreement.

After considering all of the information described above and any other information they determined relevant, the Directors, including the Independent Directors, unanimously approved the Amendment and approved its submission to shareholders of the Fund for approval.

OTHER MATTERS

The Board is not aware of any matters that will be presented for action at the Meeting other than the proposal. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

ADDITIONAL INFORMATION ABOUT VOTING AND THE MEETING

LOCATION

As part of our effort to maintain a safe and healthy environment at the Meeting, the Fund and the Directors are closely monitoring statements issued by the Centers for Disease Control and Prevention (cdc.gov) regarding the COVID-19 pandemic. For that reason, the Directors reserve the right to reconsider the date, time and/or means of convening the Fund’s meeting. Subject to any restrictions imposed by applicable law, the Directors may choose to conduct the meeting solely by means of remote communications, or may hold a “hybrid” meeting where some participants attend in person and others attend by means of remote communications. If the Directors choose to change the date, time and/or means of convening the Fund’s meeting, the Fund will announce the decision to do so in advance, and details on how to participate will be issued by press release or other public notice and filed with the SEC as additional proxy material. Attendees are also encouraged to review guidance from public health authorities on this issue.

VOTING REQUIREMENT

Shareholder approval of the proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which is defined under the 1940 Act to be the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% or more of the shares of the Fund present (in person or by proxy) at the Meeting if more than 50% of the outstanding shares of the Fund are present at the meeting in person or represented by proxy.

VOTING INFORMATION

A majority of the outstanding shares of the Fund entitled to vote must be represented in person or by proxy at the Meeting to constitute a quorum. Holders of record of the shares of the Fund as of December 15, 2023 will be entitled to one vote per share on all business of the Meeting, with a fractional vote for each fractional share. Votes cast by proxy or in person at the Meeting “for” approval of the proposal will be counted for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions will be counted as shares that are present and entitled to vote on the proposal for purposes of determining the presence of a quorum. Abstentions have the effect of votes against the proposal. Because broker-dealers (in the absence of specific authorization from their customers) are not expected to have discretionary authority to vote on the proposal for any shares owned beneficially by their customers, there are unlikely to be any “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) at the Meeting. Broker non-votes would otherwise have the same effect as abstentions (that is, they would be treated as being present and entitled to vote on the proposal for purposes of determining the presence of a quorum, and as if they were votes against the proposal).

As described above, the Insurance Companies are the legal owners of a substantial portion of the shares of the Fund. Each Insurance Company will vote all shares of the Fund with respect to the proposal (for, against or abstain from voting) in the same proportion as the timely instructions received from owners of its variable contracts with account balances allocated on the record date to a separate account investing in shares of the Fund. Accordingly, this Proxy Statement is intended to be used by each Insurance Company in obtaining these voting instructions from variable contract owners. If a fund that is a series of the Investment Company (a “top-tier fund”) invests in the Fund, the Adviser on behalf of the top-tier fund intends to vote any proxies entitled to be voted by a top-tier fund consistent with the recommendation of the Directors of the Fund or at the direction of the board of directors of the top-tier fund. Accordingly, a top-tier fund does not intend to vote the shares of the Fund that it holds in the same proportion as all other voting shareholders of the Fund (known as “echo voting”) or to “pass-through” proxy voting to the top-tier fund’s shareholders unless otherwise required to do so by applicable law or regulations.

Each variable contract owner with account balances allocated on the record date to a separate account investing in shares of the Fund is entitled to instruct his or her Insurance Company as to how to vote those shares and can do so by marking voting instructions on the ballot enclosed with this Proxy Statement and then signing, dating and mailing the ballot in the envelope provided. If a ballot is not marked to indicate voting instructions, but is signed, dated and returned, it will be treated as an instruction to vote the shares in accordance with the Directors’ recommendations. Each Insurance Company will vote the shares for which it receives timely voting instructions from contract owners in accordance with those instructions and will vote those shares for which it receives no timely voting instructions for and against approval of a proposal, and as an abstention, in the same proportion as the shares for which it receives voting instructions. Shares attributable to accounts retained by each Insurance Company will be voted in the same proportion as votes cast by the contract owners. One effect of this system of proportional voting is that, if only a small number of contract owners provide voting instructions, this small number of contract owners may have a greater impact on the outcome of the vote for the Fund given the significant percentage of shares of the Fund held by Insurance Companies.

PROPOSALS OF SHAREHOLDERS

The Investment Company does not hold regular annual shareholders’ meetings. A shareholder who wishes to make a proposal at the next meeting of shareholders without including the proposal in the Investment Company’s proxy statement must notify the Secretary of the Investment Company in writing of such proposal within a reasonable time prior to the date of the meeting.

ADJOURNMENT/POSTPONEMENT

If a quorum is not present, or if a quorum is present but sufficient votes to approve the proposal are not received, one or more postponements or adjournments of the Meeting may be proposed to permit further solicitation of proxies. Any postponements or adjournments will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. Based on voting instructions received, proxies will vote in favor of such adjournment those instructions that are in favor of the proposal, will vote against any adjournments those instructions that are against the proposal, and will abstain from voting with respect to any adjournment those instructions that indicate abstention from voting with respect to the proposal.

OWNERSHIP OF THE FUND

No person beneficially owned more than 5% of the shares of the Fund, on an aggregate basis, as of December 15, 2023 except as set forth below:

Beneficial Owner	Beneficial Ownership
MoA Clear Passage 2025 Fund	8.5%
MoA Clear Passage 2030 Fund	11.6%
MoA Clear Passage 2035 Fund	13.4%
MoA Clear Passage 2040 Fund	12.7%
MoA Clear Passage 2045 Fund	14.1%
MoA Clear Passage 2050 Fund	11.3%
MoA Clear Passage 2055 Fund	6.3%

COST AND METHOD OF PROXY SOLICITATION

The Adviser will pay the cost of preparing, printing and mailing the enclosed proxy and voting instruction card(s) and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, internet or telephone. It is anticipated that the solicitation of proxies will be conducted primarily through the mail, but additional solicitation may be conducted by internet or telephone. The Investment Company has retained Broadridge Financial Solutions, Inc., a professional proxy solicitor, to handle some of the necessary tasks in connection with this proxy solicitation, for an estimated cost of approximately $20,000 (including postage), plus printing and other actual expenses.

GENERAL INFORMATION ABOUT THE INVESTMENT COMPANY

The Investment Company was formed on February 21, 1986 as a Maryland corporation. It is an open-end management investment company registered under the 1940 Act. The Investment Company issues separate classes (or series) of stock, each of which represents a separate portfolio of investments or a fund. There are currently twenty-eight funds of which the Fund is one.

Shares of the Funds are available for purchase in connection with variable annuity contracts supporting qualified retirement plans and also available for purchase by institutional and retail investors. In addition, the shares of the Fund may be made available to other investors without prior advance notice.

The Investment Company has entered into a Distribution Agreement with Foreside Fund Services, LLC (“Foreside” or the “Distributor”) as principal underwriter for the distribution of the Fund’s shares. Foreside is a broker-dealer registered with the Securities and Exchange Commission and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Investment Company’s investment adviser is Mutual of America Capital Management LLC, an indirect wholly-owned subsidiary of Mutual of America. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940. The Adviser provides advisory services for the Investment Company’s funds pursuant to Investment Advisory Agreements. The Adviser’s activities with regard to the Investment Company are subject at all times to the supervision and approval of the Investment Company’s Board of Directors.

The Board of Directors, including the Independent Directors, unanimously recommends a vote for approval of the proposal.

SERVICE PROVIDERS

Mutual of America Capital Management LLC

Mutual of America Capital Management LLC, 320 Park Avenue, New York, New York 10022-6839 is the investment adviser and an administrator for the Funds of the Investment Company. The Adviser, a registered investment adviser under the Investment Advisers Act of 1940, has managed the assets of Mutual of America and the series of the Investment Company since November 1993.

The Adviser had total assets under management of approximately $21.1 billion on December 31, 2022, including $13.5 billion for the Investment Company. As Adviser, the Adviser places orders for the purchase and sale of securities, engages in securities research, makes recommendations to and reports to the Investment Company’s Board of Directors, and provides the office space, facilities, equipment, material and personnel necessary to perform its duties.

The administrative services provided by the Adviser include, among other items, coordination and supervision of the Fund’s other principal service providers; preparing and submitting reports to various regulatory agencies; compliance-related services; internal legal support; preparing and submitting reports and meeting materials to the

Board of Directors; maintaining the Fund’s records; providing officers to the Investment Company; and negotiating and administering contractual arrangements with, and monitoring the performance of, service providers to the Funds.

The Adviser’s activities are subject at all times to the supervision and approval of the Investment Company’s Board of Directors.

The Fund paid the Adviser or its affiliates $852,735 for services under the investment advisory agreement during the Fund’s most recent fiscal year (for the 12 months ended December 31, 2022). During the Fund’s most recent fiscal year (for the 12 months ended December 31, 2022), the Fund paid the Adviser or its affiliates $104,951 for administrative services. These services will continue to be provided regardless of whether the proposed amendment to the advisory agreement is approved.

Other Service Providers

Brown Brothers Harriman & Co. (“BBH”), 140 Broadway, New York, New York 10005., serves as the Custodian of the securities and other assets held by the Investment Company’s Funds (other than shares of the Investment Company’s Funds. BBH acts as custodian for the Fund and provides related services subject to the terms of a Custodian Agreement. As part of the arrangements with the Custodian, securities purchased outside the United States are maintained in the custody of various foreign branches of the Custodian or in other financial institutions as permitted by law and by the Funds’ custodian agreement. BBH also provides administrative services to the Fund pursuant to an Administrative and Agency Agreement.

Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101, serves as the distributor for the Funds pursuant to a Distribution Agreement.

The Transfer Agent to the Fund is FIS Investor Services, LLC (“FIS”), 4249 Easton Way, Suite 400, Columbus, OH 43219. FIS provides transfer agency services pursuant to a Transfer Agency Services Order.

HOUSEHOLDING

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a member of record. If you need additional copies of this Proxy Statement, please contact the Investment Company at 800.468.3785. If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, contact the Investment Company in writing at 320 Park Avenue, New York, New York 10022-6839.

By Order of the Board of Directors,

Amy Latkin, Secretary

January 22, 2024

New York, New York

Please complete, date and sign the enclosed proxy or voting instruction card, and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States. Telephone and internet voting is also available, and we encourage you to vote by telephone or internet by following the instructions on your proxy card or voting instruction card.

[FORM OF VOTING INSTRUCTION CARD]

MoA Funds

MoA International Fund

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON March 12, 2024

[control number]

Your Vote Is Important!

Please Provide Voting Instructions Today!

Mutual of America Life Insurance Company

The undersigned, the owner of variable policies and contracts, hereby instructs the above-referenced Insurance Company and hereby authorizes it to represent and to vote, as designated on the reverse side of this card, at a Special Meeting of the shareholders of the MoA International Fund, a series of MoA Funds (the “Investment Company”), to be held at 320 Park Avenue, New York, New York 10022, on March 12, 2024 at 10:30 a.m. Eastern Standard Time, and at any adjournments or postponements thereof, all shares of the MoA International Fund of the Investment Company attributable to his or her policy, contract or interest therein as directed on the reverse side of this card. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSAL.

The undersigned understands that if he or she fails to return this Voting Instruction Card, the Insurance Company will vote all shares attributable to his or her contract in proportion to all voting instructions for the Investment Company actually received from contract owners.

THIS VOTING INSTRUCTION CARD IS SOLICTED BY THE INSURANCE COMPANY AS SHAREOLDER OF THE FUND; PROXIES FOR THE SPECIAL MEETING ARE SOLICITED BY THE BOARD OF DIRECTORS OF THE INVESTMENT COMPANY, WHICH RECOMMENDS A VOTE “FOR” THE PROPOSAL.

Voting Instruction Card must be signed and dated below.

Dated: , 2024

Signature(s) (if held jointly)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTION CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, please sign in the partnership name.

We encourage you to vote by telephone or Internet using the control number that appears on the enclosed proxy card. Voting by telephone or Internet will reduce the time and costs associated with this proxy solicitation. Whichever method of voting you choose, please read the enclosed Proxy Statement carefully before you vote.

IF YOU HAVE ANY QUESTIONS REGARDING THE PROPOSAL, PLEASE CALL 1-833-815-9490.

THE BOARD OF DIRECTORS OF THE INVESTMENT COMPANY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

Proposal: To amend the advisory fee of the MoA International Fund to the rate of 0.40% of the Fund’s net assets.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Please sign and date on the reverse side of this card.

To vote by telephone:

1) Read the Proxy Statement and have the Voting Instruction Card at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by internet:

1) Read the Proxy Statement and have the Voting Instruction Card at hand.

2) Go to website www.proxyvote.com or scan the QR Barcode above

3) Follow the instructions provided on the website

To vote by mail:

1) Read the Proxy Statement.

2) Check the appropriate box on the Voting Instruction Card.

3) Sign and date the Voting Instruction Card.

4) Return the Voting Instruction Card in the envelope provided.

[FORM OF PROXY VOTING CARD]

MoA Funds

MoA International Fund

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON March 12, 2024

[control number]

Your Vote Is Important!

Please Vote Your Card Today!

The undersigned hereby appoints Chris Festog, Jason D’Angelo and Amy Latkin, each individually and with full power of substitution, as proxies and hereby authorizes them to represent and to vote, as designated on the reverse side of this card, at a Special Meeting of the shareholders of the MoA International Fund, a series of MoA Funds (the “Investment Company”), to be held at 320 Park Avenue, New York, New York 10022, on March 12, 2024 at 10:30 a.m. Eastern Standard Time, and at any adjournments or postponements thereof, all shares of the MoA International Fund of the Investment Company in which the undersigned has an interest or that are attributable to his or her policy or contract (or interest therein) as directed on the reverse side of this card. IF THIS PROXY VOTING CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE INVESTMENT COMPANY, WHICH RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

Proxy Voting Card must be signed and dated below.

Dated: , 2024

Signature(s) (if held jointly)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY VOTING CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, please sign in the partnership name.

We encourage you to vote by telephone or Internet using the control number that appears on the enclosed proxy card. Voting by telephone or Internet will reduce the time and costs associated with this proxy solicitation. Whichever method of voting you choose, please read the enclosed Proxy Statement carefully before you vote.

IF YOU HAVE ANY QUESTIONS REGARDING THE PROPOSAL, PLEASE CALL 1-833-815-9490.

THE BOARD OF DIRECTORS OF THE INVESTMENT COMPANY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

Proposal: To amend the advisory fee of the MoA International Fund to the rate of 0.40% of the Fund’s net assets.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Please sign and date on the reverse side of this card.

To vote by telephone:

1) Read the Proxy Statement and have the Proxy Voting Card at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by internet:

1) Read the Proxy Statement and have the Proxy Voting Card at hand.

2) Go to website www.proxyvote.com or scan the QR Barcode above

3) Follow the instructions provided on the website.

To vote by mail:

1) Read the Proxy Statement.

2) Check the appropriate box on the Proxy Voting Card.

3) Sign and date the Proxy Voting Card.

4) Return the Proxy Voting Card in the envelope provided.